News Release FOR IMMEDIATE RELEASE DUKE REALTY ANNOUNCES CHANGE OF LOCATION AND TIME OF 2020 ANNUAL MEETING OF SHAREHOLDERS TO VIRTUAL-ONLY MEETING AT 10:00 A.M. EASTERN TIME (INDIANAPOLIS, Wednesday, April 1, 2020) – Duke Realty Corporation (NYSE: DRE), a leading logistics property real estate investment trust (REIT), announced today that, due to the emerging public health impact of the COVID-19 (coronavirus) pandemic, and to support the health of the company’s shareholders, associates, and community, the company is changing its 2020 Annual Meeting of Shareholders (the “Annual Meeting”) to be a virtual- only meeting. The new time and URL for the meeting are as follows: Virtual-only Meeting Time: 10:00 a.m. Eastern Time Virtual-only Meeting Link: www.virtualshareholdermeeting.com/DRE2020 The date will remain Wednesday, April 29, 2020. As described in the company’s proxy statement for the Annual Meeting, dated March 11, 2020 (the “Proxy Statement”), and other proxy materials that were previously distributed, shareholders are entitled to notice of, and to vote at, the Annual Meeting if you were shareholders of record as of the close of business on February 20, 2020, the record date. Attendance In order to attend the virtual-only Annual Meeting, please log into the meeting platform at www.virtualshareholdermeeting.com/DRE2020. If you are a shareholder, you will need your 16-digit control number included on the proxy notice, proxy card, or the voting instruction form previously distributed to you. Those without a control number may attend as guests of the Annual Meeting. If you are a guest, you will need to register by entering your name, email address, and investor type. The Annual Meeting will start promptly at 10:00 a.m. Eastern Time, and online access will begin at 9:45 a.m. Eastern Time. We encourage you to access the Annual Meeting prior to the start time. Voting and Questions If you are a shareholder, you may vote during the Annual Meeting by following the instructions available on www.virtualshareholdermeeting.com/DRE2020. You may also continue to use the proxy card included with the proxy materials previously distributed to you to vote, including by using the Internet or telephone options described on the proxy card and as described in more detail in the Proxy Statement. You may also ask questions starting at 9:45 a.m. Eastern Time and continuing throughout the Annual Meeting. We will answer as many as possible after the business portion of the Annual Meeting. If there are any unanswered questions, we will address them on our corporate website as soon as

Duke Realty Announces Change of Location and Time of 2020 Annual Meeting of Shareholders to Virtual-Only Meeting at 10:00 a.m. Eastern Time Wednesday, April 1, 2020 Page 2 of 3 practical after the Annual Meeting. Our intent is to ensure that shareholders are afforded the same ability to participate in the virtual-only meeting as you would be at an in-person meeting. Guests will not have the option to vote or ask questions during the virtual event. Technical Support You should ensure that you have a strong Internet connection and allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the Annual Meeting. Technical support, including related technical support phone numbers, will be available on the virtual-only meeting platform at www.virtualshareholdermeeting.com/DRE2020. Purpose As stated in our original Notice of the Annual Meeting, shareholders will be asked to act on the following matters at the Annual Meeting: 1. To elect 13 directors to serve on the company’s Board of Directors for a one-year term ending at the 2021 Annual Meeting of Shareholders; 2. To vote on an advisory basis to approve the compensation of the company’s named executive officers as set forth in the Proxy Statement; 3. To ratify the reappointment of KPMG LLP as the company’s independent registered public accountants for the fiscal year 2020; and 4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. EVERY VOTE IS IMPORTANT. To assure a quorum is present at the Annual Meeting, please vote your shares as promptly as possible by signing, dating, and returning the proxy card previously provided; on the Internet at https://www.proxyvote.com; or by telephone at 1.800.690.6903, in each case as described in further detail in the Proxy Statement. About Duke Realty Corporation Duke Realty Corporation owns and operates approximately 155 million rentable square feet of industrial assets in 20 major U.S. logistics markets. Duke Realty Corporation is publicly traded on the NYSE under the symbol DRE and is a constituent of the S&P 500 Index. Cautionary Notice Regarding Forward-Looking Statements This news release may contain forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical facts, including, among others, statements regarding the company’s future financial position or results, future dividends, and future performance, are forward-looking statements. Those statements include statements regarding the intent, belief, or current expectations of the company, members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should," or similar

Duke Realty Announces Change of Location and Time of 2020 Annual Meeting of Shareholders to Virtual-Only Meeting at 10:00 a.m. Eastern Time Wednesday, April 1, 2020 Page 3 of 3 expressions, although not all forward-looking statements may contain such words. Forward- looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond the company’s abilities to control or predict. Such factors include, but are not limited to, (i) general adverse economic and local real estate conditions; (ii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency, or a general downturn in their business; (iii) financing risks, such as the inability to obtain equity, debt, or other sources of financing or refinancing on favorable terms, if at all; (iv) the company’s ability to raise capital by selling its assets; (v) changes in governmental laws and regulations; (vi) the level and volatility of interest rates and foreign currency exchange rates; (vii) valuation of joint venture investments; (viii) valuation of marketable securities and other investments; (ix) valuation of real estate; (x) increases in operating costs; (xi) changes in the dividend policy for the company’s common stock; (xii) the reduction in the company’s income in the event of multiple lease terminations by tenants; (xiii) impairment charges, (xiv) the effects of geopolitical instability and risks such as terrorist attacks and trade wars; (xv) the effects of natural disasters, including the current pandemic caused by COVID-19, as well as floods, droughts, wind, tornados, and hurricanes; and (xvi) the effect of any damage to our reputation resulting from developments relating to any of items (i) – (xv). Additional information concerning factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in the company's filings with the Securities and Exchange Commission. The company refers you to the section entitled “Risk Factors” contained in the company's Annual Report on Form 10-K for the year ended December 31, 2019. Copies of each filing may be obtained from the company or the Securities and Exchange Commission. The risks included here are not exhaustive and undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All written and oral forward-looking statements attributable to the company, its management, or persons acting on their behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made, and the company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes to future operating results over time unless otherwise required by law. Contact Information: Investors: Ron Hubbard 317.808.6060 Media: Helen McCarthy 317.708.8010